(THE BRANDYWINE FUNDS LOGO)

                          SUPPLEMENT TO THE PROSPECTUS
                             DATED JANUARY 31, 2000

Effective August 15, 2000 the minimum initial investment for Brandywine Blue Fund is $25,000, the same as the minimum initial investment for Brandywine Fund. See pages 4 and 5 of the Prospectus for additional information concerning the investment minimums for the Brandywine Funds.

                The date of this Supplement is August 15, 2000.